SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               (AMENDMENT NO.____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                    American Strategic Income Portfolio Inc.
                  American Strategic Income Portfolio Inc.--II
                  American Strategic Income Portfolio Inc.--III
                         American Select Portfolio Inc.
                -------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                    (specify)
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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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


                               [PRELIMINARY COPY]

                    AMERICAN STRATEGIC INCOME PORTFOLIO INC.
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--II
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--III
                         AMERICAN SELECT PORTFOLIO INC.

                             222 SOUTH NINTH STREET
                        MINNEAPOLIS, MINNESOTA 55402-3804

                                  June __, 1998


Dear Shareholder:

            On behalf of the Board of Directors of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc.--II, American Strategic Income Portfolio Inc.--III and American Select Portfolio Inc. (the "Funds"), we are pleased to invite you to the annual meeting of shareholders. The meeting will be held at the offices of the Funds on August 10, 1998 at 11 a.m. central time at 222 South Ninth Street, 11th floor, Minneapolis, Minnesota.

            At the meeting you will be asked to (1) approve an interim investment advisory agreement between your Fund and Piper Capital Management Incorporated ("Piper Capital"), (2) approve a new investment advisory agreement between your Fund and U.S. Bank National Association ("U.S. Bank"), (3) elect a Board of Directors, and (4) ratify the selection of KPMG Peat Marwick LLP as independent public accountants for your Fund. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO APPROVE EACH PROPOSAL.

            The merger of Piper Jaffray Companies Inc. and U.S. Bancorp resulted in the automatic termination of each Fund's investment advisory agreement with Piper Capital. To avoid disruption of the investment advisory services provided to the Funds, the Board approved interim investment advisory agreements between each Fund and Piper Capital, which went into effect on the date of the merger. The terms of these interim advisory agreements are substantially identical to the terms of the Funds' previous advisory agreements. At the upcoming meeting, you will be asked to approve the interim advisory agreement for your Fund. By approving this agreement, you also will be approving the receipt of investment advisory fees by Piper Capital under the agreement. These fees are currently being held in escrow.

            You will also be asked to approve a new investment advisory agreement between your Fund and U.S. Bank. If this agreement is approved, it will take the place of the interim advisory agreement between your Fund and Piper Capital. The new investment advisory agreement is required because management of U.S. Bancorp intends to merge Piper Capital into U.S. Bank. Thus, Piper Capital will not be able to continue as your Fund's advisor. However, your Fund's portfolio managers will be employed by U.S. Bank after this merger, and they will continue to act as your Fund's portfolio managers under the new investment advisory agreement. U.S. Bank currently acts as the investment adviser to 32 mutual funds (the "First American Funds"). As of December 31, 1997, U.S. Bank, acting through its First American Asset Management group, managed more than $55 billion in assets, including approximately $20.5 billion in assets of the First American Funds.

            An additional item on which you will be asked to vote is the election of directors. You are being asked to elect eight members to your Fund's Board of Directors. Seven of the nominees currently serve as directors of the First American Funds. The final nominee is a member of your Fund's current Board of Directors.

            Finally, you will be asked to ratify the selection of KPMG Peat Marwick LLP as your Fund's independent public accountants.

            The formal Notice of Annual Meeting, Proxy Statement and a Proxy Ballot are enclosed. If you own shares in more than one Fund, more than one Proxy Ballot accompanies these proxy materials.

            YOUR VOTE IS VERY IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY BALLOT PROMPTLY, USING THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY ALSO HAVE YOUR VOTE RECORDED BY TELEPHONE BY CALLING EITHER THE NUMBER INDICATED ON YOUR BALLOT OR __________.

            The proposals on which you are being asked to vote are discussed in detail in the enclosed materials, which you should read carefully. If you have any questions, please do not hesitate to call Piper Capital Mutual Fund Services toll free at (800) 866-7778.

                                         Very truly yours,



                                         Paul A. Dow
                                         President

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                               [PRELIMINARY COPY]

                    AMERICAN STRATEGIC INCOME PORTFOLIO INC.
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--II
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--III
                         AMERICAN SELECT PORTFOLIO INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 10, 1998


            NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc.--II, American Strategic Income Portfolio Inc.--III and American Select Portfolio Inc. (individually, a "Fund" and collectively, the "Funds") will be held at 11:00 a.m. Central Time, on Monday, August 10, 1998, on the eleventh floor of the Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota. The purposes of the meeting are as follow:

            1. To approve an interim investment advisory agreement between each Fund and Piper Capital Management Incorporated ("Piper Capital"), and the receipt of investment advisory fees by Piper Capital under such agreement.

            2. To approve a new investment advisory agreement between each Fund and U.S. Bank National Association ("U.S. Bank").

            3.    To elect a Board of Directors.

            4. To ratify the selection of KPMG Peat Marwick LLP as independent public accountants of each Fund for the current fiscal year.

            5. To transact such other business as may properly come before the meeting.

            EACH FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVAL OF EACH ITEM LISTED ON THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS.

            Shareholders of record as of the close of business on June 12, 1998 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

            SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE FUNDS. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. SHAREHOLDERS MAY ALSO HAVE THEIR VOTES RECORDED BY TELEPHONE. PLEASE CALL __________ FOR MORE INFORMATION. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE RESPECTIVE FUND A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. HOWEVER, ATTENDANCE AT THE MEETING WILL NOT BY ITSELF SERVE TO REVOKE A PROXY.


                                           Kathleen L. Prudhomme
                                           Secretary


________, 1998

                               [PRELIMINARY COPY]

                                 PROXY STATEMENT

                    AMERICAN STRATEGIC INCOME PORTFOLIO INC.
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--II
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--III
                         AMERICAN SELECT PORTFOLIO INC.

                 ANNUAL MEETING OF SHAREHOLDERS--AUGUST 10, 1998

          The enclosed proxy is solicited by the Board of Directors of American Strategic Income Portfolio Inc. ("ASP"), American Strategic Income Portfolio Inc.--II ("BSP"), American Strategic Income Portfolio Inc.--III ("CSP") and American Select Portfolio Inc. ("SLA") (individually, a "Fund" and collectively, the "Funds") in connection with each Fund's annual meeting of shareholders to be held August 10, 1998, and any adjournments thereof. The costs of solicitation, including the cost of preparing and mailing the Notice of Meeting of Shareholders and this Proxy Statement, will be allocated among and borne by the Funds, except that any costs in excess of those incurred by the Funds in connection with their 1998 annual meeting of shareholders will be borne by U.S. Bancorp. Mailing of the Notice of Meeting of Shareholders and this Proxy Statement will take place on approximately June 29, 1998. Representatives of Piper Capital Management Incorporated ("Piper Capital"), the current investment adviser and administrator of each Fund, may, without cost to the Funds, solicit proxies on behalf of management of the Funds by means of mail, telephone or personal calls. Piper Capital has engaged Shareholder Communications Corporation ("SCC") to assist in the solicitation. Representatives of SCC may telephone shareholders who have not voted, encouraging them to vote. The estimated cost of engaging SCC is $______. The address of the Funds and Piper Capital is 222 South Ninth Street, Minneapolis, Minnesota 55402.

            A proxy may be revoked before the meeting by giving written notice of revocation to the Secretary of the Funds, or at the meeting prior to voting. Unless revoked, properly executed proxies in which choices are not specified by the shareholders will be voted "for" each item for which no choice is specified, in accordance with the recommendation of the applicable Fund's Board of Directors. In instances where choices are specified by the shareholders in the proxy, those proxies will be voted or the vote will be withheld in accordance with the shareholder's choice. With regard to the election of directors, votes may be cast in favor or withheld. Abstentions may be specified on all proposals other than the election of directors. Abstentions and votes withheld with respect to the election of directors will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the item on which the abstention is noted, and will have the same effect as a vote "against" such item. Under the Rules of the New York Stock Exchange, if a proposal is considered "non-discretionary," then brokers who hold Fund shares in street name for customers are not authorized to vote on such proposal on behalf of their customers who have not furnished the broker specific voting instructions. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a proposal, then the shares covered by such non-vote shall not be counted as present for purposes of calculating the vote with respect to such proposal. So far as the Board of Directors is aware, no matter other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies in the enclosed proxy to act upon such matters according to their best judgment.

            Only shareholders of record of each Fund on June 12, 1998 may vote at the meeting or any adjournment thereof. As of that date, there were issued and outstanding common shares, each with a par value of $.01, of each Fund as follow: ASP -- __________; BSP -- __________; CSP -- __________; and SLA --
__________.

            Each shareholder of a Fund is entitled to one vote for each share held. None of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights. No person, to the knowledge of Fund management, was the beneficial owner of more than 5% of the voting shares of any Fund as of June 12, 1998.

            In the event that sufficient votes are not received for the adoption of any proposal, an adjournment or adjournments of the meeting may be sought. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the meeting (or any adjournment thereof) in person or by proxy. In such circumstances, the persons named as proxies will vote all shares that have voted for the proposal in favor of adjournment; shares voted against the proposal will be voted against adjournment.

            A COPY OF EACH FUND'S MOST RECENT ANNUAL REPORT IS AVAILABLE TO SHAREHOLDERS UPON REQUEST. IF YOU WOULD LIKE TO RECEIVE A COPY, PLEASE CONTACT THE FUNDS AT 222 SOUTH NINTH STREET, MINNEAPOLIS, MINNESOTA 55402-3804, OR CALL 800-866-7778, EXTENSION 6786, AND ONE WILL BE SENT, WITHOUT CHARGE, BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.

                                   BACKGROUND

            On May 1, 1998, pursuant to an Agreement and Plan of Merger dated as of December 14, 1997 (the "Merger Agreement"), U.S. Bancorp acquired Piper Jaffray Companies Inc. ("Piper Jaffray") and its direct and indirect subsidiaries (including Piper Capital) by merging Cub Acquisition Corporation (the "Merger Subsidiary") with and into Piper Jaffray, with Piper Jaffray as the surviving corporation (the "Holding Company Merger"). The Merger Subsidiary was a wholly owned subsidiary of U.S. Bancorp, organized for the purpose of participating in the Holding Company Merger. On the date and at the time when the Holding Company Merger became effective (the "Effective Time"), the Merger Subsidiary merged into Piper Jaffray with Piper Jaffray as the surviving corporation and a wholly-owned subsidiary of U.S. Bancorp.

            At the Effective Time, each issued and outstanding share of the common stock, $1.00 par value, of Piper Jaffray common stock other than treasury shares and dissenters' shares was converted into the right to receive $37.25 in cash, without interest thereon. Shares of Piper Jaffray common stock held by Piper Jaffray or any of its subsidiaries and shares of Piper Jaffray common stock the holders of which perfected their dissenters' rights to payment under Delaware law immediately prior to the Effective Time, were excluded from this conversion.

            As a result of the Holding Company Merger, Piper Capital, the investment adviser to the Funds, became an indirect wholly-owned subsidiary of U.S. Bancorp. In accordance with the terms of the then current investment advisory agreements between Piper Capital and each Fund (the "Old Advisory Agreements"), and consistent with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), this change in control of Piper Capital resulted in the automatic and immediate termination of the Old Advisory Agreements.

            To better ensure that the Holding Company Merger and these automatic terminations would not disrupt the investment advisory services provided to the Funds, Piper Capital and the Funds filed an exemptive application with the Securities and Exchange Commission (the "SEC") on March 12, 1998. This application requested that the SEC permit Piper Capital, after termination of the Old Advisory Agreements as a result of the Holding Company Merger, to enter into new investment advisory agreements between Piper Capital and each Fund (the "Interim Advisory Agreements") prior to obtaining shareholder approval. The application also requested that the SEC permit Piper Capital to receive fees (which are currently held in escrow) under the respective Interim Advisory Agreements, subject to approval of such agreements by the shareholders of the respective Funds at a meeting to be held within 120 days after May 1, 1998 (the "Interim Period"). The requested exemptive order (the "Order") was granted by the SEC on April 21, 1998.

            The Board of Directors now is proposing that the shareholders of each Fund ratify and approve their Fund's Interim Advisory Agreement. Details of the proposal are set forth below under "Proposal One--Approval of Interim Advisory Agreements."

            Although Piper Capital continues to exist as an indirect wholly-owned subsidiary of U.S. Bancorp, management of U.S. Bancorp intends eventually to merge Piper Capital into U.S. Bank National Association ("U.S. Bank"), a wholly owned subsidiary of U.S. Bancorp. U.S. Bank currently acts as the investment adviser to 32 mutual funds (the "First American Funds"). As of December 31, 1997, U.S. Bank, acting through its First American Asset Management group, managed more than $55 billion in assets, including approximately $20.5 billion in assets of the First American Funds. Because of the anticipated merger of Piper Capital into U.S. Bank, the Board of Directors has approved new investment advisory agreements between each Fund and U.S. Bank (the "New Advisory Agreements") and has recommended that the shareholders of each Fund approve their Fund's New Advisory Agreement. The New Advisory Agreements will go into effect upon or shortly after their approval by shareholders, and will take the place of the Interim Advisory Agreements.

            In addition, shareholders of all Funds are being asked to elect eight members to each Fund's Board of Directors, including one director from the current Boards who has been nominated for reelection. The remaining nominees serve as directors of the First American Funds. See "Proposal Three--Election of Directors." Finally, shareholders of all Funds are being asked to ratify the selection of KPMG Peat Marwick LLP as each Fund's independent public accountants. See "Proposal Four--Ratification of Independent Public Accountants."

                                  PROPOSAL ONE
                     APPROVAL OF INTERIM ADVISORY AGREEMENTS

            INTRODUCTION. As discussed above, Piper Capital, the investment adviser to the Funds, became an indirect wholly-owned subsidiary of U.S. Bancorp as a result of the Holding Company Merger. In accordance with the terms of the Old Advisory Agreements and consistent with the requirements of the 1940 Act, this change in control of Piper Capital resulted in the automatic and immediate termination of the Old Advisory Agreements.

            The table below sets forth for each Fund the date of such Fund's Old Advisory Agreement, the rate of compensation payable under such Agreement, advisory fees paid by the Fund for its last fiscal year and the Fund's net assets at March 31, 1998. Each Fund has also entered into an Administration Agreement with Piper Capital under which Piper Capital earns administration fees equal, on an annual basis, to 0.20% of such Fund's average weekly net assets. Administration fees paid by each Fund for its last fiscal year are also set forth in the table below. No advisory or administration fees were waived during any Fund's last fiscal year. Each Fund's Old Advisory Agreement was adopted by the sole shareholder of such Fund prior to commencement of operations.

              DATE OF                                                                NET ASSETS
             ADVISORY           RATE OF           ADVISORY        ADMINISTRATION       OF FUND
             AGREEMENT       COMPENSATION*        FEES PAID          FEES PAID       AT 3/31/98
             ---------       -------------        ---------          ---------       ----------
ASP                          * see below         $   404,222       $  132,176         $

BSP           7/23/92        * see below         $ 1,536,995       $  506,878         $

CSP                           *see below         $ 2,028,391       $  648,926         $

SLA           9/14/93            0.50%**         $   836,051       $  334,420         $


--------------------
* The Adviser receives a monthly management fee equal to the sum of .01667% of the average weekly net assets of the fund during the month (approximately .20 of 1% on an annual basis) and 4.5% of the daily gross income (i.e., income other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by the fund) accrued by the fund during the month, but such monthly management fee shall not exceed in the aggregate 1/12 of .725% of the fund's average weekly net assets during the month (approximately .725% on an annual basis).
**    As a percentage of average weekly net assets.

            In accordance with the Order, and to better ensure that the automatic termination of the Old Advisory Agreements would not disrupt the investment advisory services provided to the Funds, the Board of Directors approved the Interim Advisory Agreements, which became effective on May 1, 1998, the date of the Holding Company Merger. The Board of Directors is proposing that the shareholders of each Fund ratify and approve the Fund's Interim Advisory Agreement. Pending such ratification and approval, in accordance with the conditions of the Order, all fees payable by the Funds under the Interim Advisory Agreements are being held in escrow. Such escrowed fees attributable to a Fund will be released to Piper Capital only if the Interim Advisory Agreement applicable to such Fund is ratified and approved by the shareholders of such Fund. If ratified and approved, the Interim Advisory Agreements will continue in effect for an initial period of two years and thereafter for successive one-year terms, subject to certain annual approval requirements, or until the New Advisory Agreements (discussed below under "Proposal Two--Approval of New Advisory Agreements") are approved by shareholders, whichever occurs earlier. In the event an Interim Advisory Agreement is not ratified and approved with respect to a Fund, in accordance with the conditions of the Order, the escrowed fees payable by that Fund will be returned to the Fund.

            TERMS OF THE INTERIM ADVISORY AGREEMENTS. The terms of the Interim Advisory Agreements, which are more fully described below, are substantially identical to the terms of the Old Advisory Agreements, except for (i) the effective date, (ii) the termination date, and (iii) inclusion of a provision requiring that all fees payable by each Fund under the particular Interim Advisory Agreement be held in escrow until the Agreement is approved by the applicable Fund's shareholders. The advisory fee rates payable under the Interim Advisory Agreements are identical to those payable under the corresponding Old Advisory Agreements. A form of Investment Advisory and Management Agreement (which sets forth the terms of both the Interim Advisory Agreements and the New Advisory Agreements as discussed under Proposal Two) is attached to this Proxy Statement as Exhibit A. The following summary of the Interim Advisory Agreements is qualified in its entirety by reference to this exhibit.

            Pursuant to the Interim Advisory Agreements, Piper Capital agrees, subject to the supervision of the Board of Directors, to furnish the Funds with investment advice and to supervise the management and investment programs of the respective Funds. Under such Agreements, Piper Capital furnishes at its own expense all necessary services, office space, equipment and clerical personnel for servicing the investments of the Funds. Piper Capital also provides investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Funds. In addition, Piper Capital pays the salaries and fees of all officers and directors of the Funds who are affiliated with Piper Capital.

            Each Interim Advisory Agreement provides that, unless sooner terminated, it will continue in effect for an initial period of two years and thereafter for successive annual terms, provided that such successive terms are specifically approved at least annually (a) by a vote of a majority of those members of the Board of Directors who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Board Directors or a vote of a majority of the outstanding shares of the Fund.

            Each Interim Advisory Agreement provides that it will terminate automatically in the event of its assignment. In addition, each Interim Advisory Agreement is terminable at any time, without penalty, by the Board of Directors or by a vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to Piper Capital, and by Piper Capital on 60 days' written notice to the Fund.

            BOARD DELIBERATIONS. As described above, the Old Advisory Agreements that were previously in effect for the Funds automatically terminated on May 1, 1998 as a result of the Holding Company Merger. In anticipation of this termination, and in order to minimize any potential disruption of the advisory services provided to the Funds, on January 21, 1998 the Piper Board authorized the filing with the SEC of the exemptive application described above in order to permit Piper Capital to act as investment adviser to the Funds on and after May 1, 1998 but prior to obtaining shareholder approval. In addition, at a meeting held April 13, 1998, the Piper Board, including all of the Directors who are not "interested persons" (as that term is defined in the 1940 Act) of Piper Capital (the "Non-Interested Directors"), approved each Interim Advisory Agreement with Piper Capital, all of which became effective upon the consummation of the Holding Company Merger on May 1, 1998. If approved by shareholders of the respective Funds at the Meeting, these agreements will continue in effect either
(i) for an initial period of two years from the effective date of such agreements and thereafter for successive one-year terms, subject to certain annual approval requirements, or (ii) until shareholder approval of new investment advisory agreements between the Funds and U.S. Bank, as described below under "Proposal Two--Approval of New Advisory Agreements."

            In considering whether to approve the Interim Advisory Agreements and submit them to shareholders for their approval, the Board of Directors considered the following factors: (i) the representation of Piper Capital that it would provide investment advisory and other services to the Funds of at least the scope and quality previously provided by it to the Funds; (ii) the substantially identical terms and conditions contained in the Interim Advisory Agreements as compared to the corresponding Old Advisory Agreements; and (iii) the representation of Piper Capital that in the event of any material change in personnel providing services under an Interim Advisory Agreement during the Interim Period, the Board of Directors would be consulted for the purpose of assuring themselves that the services provided would not be diminished in scope or quality. Additionally, the Board of Directors considered the benefits that would be obtained by the Funds in maintaining continuity of investment advisory services for the Funds during the Interim Period, and determined that such continuity was advantageous to the Funds as it would minimize any potential disruption in the advisory services provided to the Funds resulting from the Holding Company Merger.

            Based on the foregoing factors, the Board of Directors concluded that approval of the Interim Advisory Agreements was in the best interests of the Funds and their shareholders. The Board of Directors considered the confluence of all the factors mentioned above in arriving at its decision to approve the Interim Advisory Agreements and no one factor was given any greater weight than any of the others. The Board further concluded that entering into the Interim Advisory Agreements would be appropriate and fair considering that
(i) the fees to be paid, and the services to be provided therefor, would be unchanged from the Old Advisory Agreements; (ii) the fees would be maintained in an interest-bearing escrow account until payment was approved or disapproved by shareholders of the Funds; (iii) because of the relatively short period for the consummation of the Holding Company Merger, there was insufficient time to seek prior shareholder approval of the Interim Advisory Agreements; and (iv) the non-payment of investment advisory fees during the Interim Period would be an unduly harsh result to Piper Capital in view of the services provided by Piper Capital to the Funds, and the expenses incurred in connection with such services, under the Interim Advisory Agreements.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND RATIFY AND APPROVE THEIR FUND'S INTERIM ADVISORY AGREEMENT AND THE RECEIPT OF INVESTMENT ADVISORY FEES BY PIPER CAPITAL FOR THE PERIOD FROM MAY 1, 1998 FORWARD. Each Fund will vote separately with respect to the approval of the Interim Advisory Agreement applicable to such Fund. Ratification and approval of the proposal requires the favorable vote of a majority of the outstanding shares of each Fund, as defined in the 1940 Act, which means the lesser of the vote of
(a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Unless otherwise instructed, the proxies will vote for the approval of the Interim Advisory Agreements and the receipt of advisory fees by Piper Capital.

                                  PROPOSAL TWO
                       APPROVAL OF NEW ADVISORY AGREEMENTS

            As discussed above, although Piper Capital continues to exist as a wholly-owned subsidiary of U.S. Bancorp, management of U.S. Bancorp intends eventually to merge Piper Capital into U.S. Bank, a wholly owned subsidiary of U.S. Bancorp. U.S. Bank currently acts as the investment adviser to the 32 First American Funds. As of December 31, 1997, U.S. Bank, acting through its First American Asset Management group, managed more than $55 billion in assets, including approximately $20.5 billion in assets of the First American Funds. See "Supplemental Information About U.S. Bank" below. Because of this anticipated merger, the Board of Directors has approved new investment advisory agreements between each Fund and U.S. Bank (the "New Advisory Agreements") and has recommended that the shareholders of each Fund approve their Fund's New Advisory Agreement. If the New Advisory Agreements are approved by shareholders, they will go into effect upon or shortly after such approval, and will take the place of the Interim Advisory Agreements.

            THE NEW ADVISORY AGREEMENTS. The terms of the New Advisory Agreements are substantially identical to the terms of the Old Advisory Agreements and Interim Advisory Agreements, except for (i) the identity of the investment adviser, (ii) the effective date, and (iii) the termination date. In addition, there is no need for the inclusion of an escrow provision similar to that included in the Interim Advisory Agreement because the New Advisory Agreements will not go into effect until they have been approved by shareholders. The advisory fee rates payable under the New Advisory Agreements are identical to those payable under the corresponding Old Advisory Agreements and Interim Advisory Agreements. For a description of the terms of the New Advisory Agreements, see the description of the Interim Advisory Agreements set forth above under "Proposal One--Approval of Interim Advisory Agreements" and the form of Investment Advisory and Management Agreement (which sets forth the terms of both the Interim Advisory Agreements and the New Advisory Agreements) attached to this Proxy Statement as Exhibit A.

            The Glass-Steagall Act generally prohibits banks from engaging in the business of underwriting, selling or distributing securities and from being affiliated with companies principally engaged in those activities. In addition, administrative and judicial interpretations of the Glass-Steagall Act prohibit bank holding companies and their bank and nonbank subsidiaries from organizing, sponsoring or controlling registered open-end investment companies that are continuously engaged in distributing their shares. Bank holding companies and their bank and nonbank subsidiaries may serve, however, as investment advisers to registered investment companies, subject to a number of terms and conditions.

            Although the scope of the prohibitions and limitations imposed by the Glass-Steagall Act has not been fully defined by the courts or the appropriate regulatory agencies, U.S. Bank has received an opinion from counsel that U.S. Bank and its affiliates are not prohibited from performing the types of services contemplated by the New Advisory Agreements. In the event of changes in federal or state statutes or regulations or judicial and administrative interpretations or decisions pertaining to permissible activities of bank holding companies and their bank and nonbank subsidiaries, U.S. Bank and its affiliates might be prohibited from continuing these arrangements. In that event, it is expected that the Fund's Boards of Directors would make other arrangements and that shareholders would not suffer adverse financial consequences.

            BOARD DELIBERATIONS. In considering whether to approve the New Advisory Agreements and submit them to shareholders for their approval, the Board of Directors reviewed, among other things: (i) the investment management capabilities of U.S. Bank; (ii) the systems capabilities of U.S. Bank to provide shareholder servicing, reporting and systems integration with related programs for Fund shareholders; (iii) the level, scope and quality of the advisory services to be provided by U.S. Bank; and (iv) the substantially identical terms and conditions contained in the New Advisory Agreements as compared to the corresponding Interim Advisory Agreements and Old Advisory Agreements. The Board also noted that each Fund's current portfolio managers, John Wenker, David Steele and Russ Kappenman, will be employed by U.S. Bank after the merger of Piper Capital into U.S. Bank, and will continue to act as the Funds' portfolio managers under the New Advisory Agreements. Based on the foregoing factors, the Board of Directors concluded that approval of the New Advisory Agreements was in the best interests of the Funds and their shareholders. The Board of Directors considered the confluence of all the factors mentioned above in arriving at its decision to approve the New Advisory Agreements and no one factor was given any greater weight than any of the others.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND RATIFY AND APPROVE THEIR FUND'S NEW ADVISORY AGREEMENT. Each Piper Fund will vote separately with respect to the approval of the New Advisory Agreement applicable to such Fund. Ratification and approval of the proposal requires the favorable vote of a majority of the outstanding shares of each Fund, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Unless otherwise instructed, the proxies will vote for the approval of the New Advisory Agreements.

                                 PROPOSAL THREE
                              ELECTION OF DIRECTORS

            Listed below are the nominees for director to be elected by the shareholders of each Fund. Such individuals have been nominated for election by the current disinterested directors of the Funds. Current members of each Fund's Board of Directors are David T. Bennett, Jaye F. Dyer, William H. Ellis, Karol
D. Emmerich, Luella G. Goldberg, David A. Hughey and George Latimer. Such individuals (other than Mr. Bennett) will resign in connection with the Holding Company Merger, effective upon the election of their successors.

            It is intended that the enclosed proxy will be voted for the election of the persons named below as Directors of each Fund unless such authority has been withheld in the proxy. The term of office of each person elected will be until the next annual meeting of shareholders or until his or her successor is duly elected and shall qualify. Pertinent information regarding each nominee for at least the past five years is set forth following his or her name below. Mr. Bennett has been a director of each Fund since its inception.
 Messrs. Dayton, Gibson, Hunter, Kedrowski, Spies and Strauss and Ms. Stringer are currently directors of each registered investment company in the First American Funds family.


NAME AND AGE                       PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE DURING PAST 5 YEARS
------------                       ----------------------------------------------------------------
David T. Bennett (age 56)          Director of each open-end and closed-end investment company for which Piper Capital acts as investment adviser; of counsel to the law firm of Gray, Plant, Mooty, Mooty & Bennett P.A.,
                                   Minneapolis, Minnesota; chairman of a group of privately held companies and member of the board of directors of a number of non-profit organizations.

Robert J. Dayton (age 54)          Director of First American Investment Funds, Inc. ("FAIF") since
                                   September 1994, of First American Funds, Inc. ("FAF") since
                                   December 1994 and of First American Strategy Funds, Inc.
                                   ("FASF") since June 1996; Chairman (1989-1993) and Chief
                                   Executive Officer (1993-present), Okabena Company (private family investment office).



NAME AND AGE                       PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE DURING PAST 5 YEARS
------------                       ----------------------------------------------------------------

Roger A. Gibson (age 51)           Director of FAF, FAIF and FASF since October 1997; Vice
                                   President of North America-Mountain Region for United
                                   Airlines since June 1995; prior to his current position, served most recently as Vice President, Customer Service for United
                                   Airlines in the West Region in San Francisco, California and the
                                   Mountain Region in Denver, Colorado; employed at United
                                   Airlines since 1967.

Andrew M. Hunter III (age 49)      Director of FAIF, FAF and FASF since January 1997; Chairman of
                                   Hunter, Keith Industries, a diversified manufacturing and
                                   management services company, since 1975.

Leonard W. Kedrowski (age 55)      Director of FAIF and FAF since November 1993 and of FASF
                                   since June 1996; President and owner of Executive Management
                                   Consulting, Inc., a management consulting firm; Vice President,
                                   Chief Financial Officer, Treasurer, Secretary and Director of
                                   Anderson Corporation, a large privately-held manufacturer of wood windows, from 1983 to October 1992.

*Robert L. Spies (age 62)          Director of FAIF, FAF and FASF since January 1997; employed by First Bank System, Inc. and subsidiaries from 1957 to January
                                   1997, most recently as Vice President, First Bank National
                                   Association.

Joseph D. Strauss (age 56)         Director of FAF since 1984, of FAIF since April 1991 and of FASF since June 1996; Chairman of FAF's and FAIF's Boards from 1993 to September 1997 and of FASF's Board from June 1996 to
                                   September 1997; President of FAF and FAIF from June 1989 to
                                   November 1989; Owner and President, Strauss Management
                                   Company, since 1993; Owner and President, Community
                                   Resource Partnerships, Inc., a community business retention survey company, since 1992; attorney-at-law.

Virginia L. Stringer (age 52)      Director of FAIF since August 1987, of FAF since April 1991 and of FASF since June 1996; Chair of FAIF's, FAF's and FASF's
                                   Boards since September 1997; Owner and President, Strategic
                                   Management Resources, Inc. since 1993; formerly President and
                                   Director of The Inventure Group, a management consulting and training company, President of Scott's, Inc., a transportation company, and Vice President of Human Resources of The
                                   Pillsbury Company.

-------------------
* DENOTES DIRECTORS WHO ARE CONSIDERED TO BE "INTERESTED PERSONS" (AS DEFINED BY THE 1940 ACT) OF THE FUNDS.

            As of June 12, 1998, the current officers, Directors and nominees for Director of each Fund as a group beneficially owned less than 1% of the outstanding shares of such Fund. No Director or nominee for Director of the Funds has any material interest in any material transaction in which Piper Capital, U.S. Bank or any of their affiliates is a party.

            The Board of Directors of each Fund has established an Audit Committee which currently consists of Mr. Hughey, Ms. Goldberg and Ms. Emmerich, who serves as its chairperson. The Funds do not currently have nominating or compensation committees. If the nominees named above are elected, it is expected that new members of the Audit Committee will be elected at the first meeting of the Board of Directors following such election, and that nominating and compensation committees will be formed. The Audit Committee met two times during the most recently ended fiscal year for each Fund.

            The functions to be performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of each Fund for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of each Fund on matters concerning the Funds' financial statements and reports including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by each Fund from the firm of non-audit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Funds' officers and Directors.

            For the most recently ended fiscal year of each Fund, there were ____ meetings of the Board of Directors. The only nominee for Director at this meeting, Mr. Bennett, attended all meetings of the Board of Directors and of committees of which he was a member that were held while he was serving on the Board of Directors or on such committee.

            No compensation is paid by the Funds to any Director who is an officer or employee of Piper Capital or any of its affiliates. The Funds, together with all closed-end investment companies managed by Piper Capital, currently pay each of the other Directors an aggregate quarterly retainer of $5,000, which is allocated among the Funds and such other investment companies on the basis of each company's net assets. In addition, each Fund pays each such Director a fee for each in-person meeting of the Board of Directors he or she attends. Such fee is based on the net asset value of the Fund and ranges from $250 (net assets of less than $200 million) to $1,500 (net assets of $5 billion or more). Members of the Audit Committee who are not affiliated with Piper Capital receive $1,000 per meeting attended ($2,000 for the chairperson of such Committee) with such fee being allocated among all closed- and open-end investment companies managed by Piper Capital on the basis of relative net asset values. In addition, each Director who is not affiliated with Piper Capital is reimbursed for expenses incurred in connection with attending meetings.

            The following table sets forth the compensation received by each Director from each Fund for its most recent fiscal year, as well as the total compensation received by each Director from the Funds and all other open-end and closed-end investment companies managed by Piper Capital (the "Fund Complex") for the twelve-months ended December 31, 1997. Mr. Ellis did not receive any such compensation and is not included in the table.


FUND                       BENNETT         DYER         EMMERICH       GOLDBERG        HUGHEY        LATIMER
----                       -------         ----         --------       --------        ------        -------
ASP                       $              $              $              $              $             $
BSP                       $              $              $              $              $             $
CSP                       $              $              $              $              $             $
SLA                       $              $              $              $              $             $
Total
Compensation
from Fund Complex*        $ 59,000       $ 55,000       $ 59,000       $ 57,000       $ 57,000      $ 55,000


--------------------
* Currently consists of 20 open-end and closed-end investment companies managed by the Adviser, including the Funds.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF ALL NOMINEES TO SERVE AS DIRECTORS. For each Fund, the vote of a majority of the shares represented at the meeting is sufficient for the election of each nominee, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. Unless otherwise instructed, the proxies will vote for all nominees. In the event any of the above nominees are not candidates for election at the meeting, the proxies will vote for such other persons as the Board of Directors may designate. Nothing currently indicates that such a situation will arise.

                                  PROPOSAL FOUR
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

            The Investment Company Act of 1940 (the "1940 Act") provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or its investment adviser. The 1940 Act requires that the selection be submitted for ratification or rejection by the shareholders at their next annual meeting following the selection.

            The Directors, including a majority who are not interested persons of Piper Capital or the Funds, have selected KPMG Peat Marwick LLP to be the Funds' independent public accountants for each Fund's current fiscal year. KPMG Peat Marwick LLP has no direct or material indirect financial interest in the Funds or in Piper Capital, other than receipt of fees for services to the Funds. KPMG Peat Marwick LLP also serves as the independent public accountants for each of the other investment companies managed by Piper Capital and has been the independent public accountants for the Funds since commencement of operations.

            Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting. Such representatives will have the opportunity to make a statement to shareholders if they choose to do so and are expected to be available to respond to appropriate questions.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP. For each Fund, the vote of a majority of the shares represented at the meeting is sufficient for the ratification of the selection of the independent public accountants, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. Unless otherwise instructed, the proxies will vote for the ratification of the selection of KPMG Peat Marwick LLP as each Fund's independent public accountants.


                  SUPPLEMENTAL INFORMATION ABOUT PIPER CAPITAL

            In addition to acting as the investment adviser for the Funds, Piper Capital also serves as investment adviser to a number of other investment companies, both closed-end and open-end, and to various other concerns, including pension and profit-sharing funds, corporate funds and individuals. Piper Capital is registered as an investment adviser under the Investment Advisers Act of 1940 and is an indirect wholly-owned subsidiary of U.S. Bancorp, 601 Second Avenue South, Minneapolis, Minnesota 55480. U.S. Bancorp is a multi-state bank holding company headquartered in Minneapolis, Minnesota with a geographic service area spanning 17 states. As of March 31, 1998, Piper Capital had approximately $12.8 billion under management. The address of Piper Capital is 222 South Ninth Street, Minneapolis, Minnesota 55402.

            Piper Capital serves as the investment adviser to the following open-end investment company series or closed-end investment companies which have investment objectives similar to those of one or more of the Funds, and is entitled to receive advisory fees from such series or companies as set forth below. Piper Capital has not waived, reduced or otherwise agreed to reduce its advisory fees for any funds in the table.

                                    NET ASSETS AS OF
NAME OF FUND                        MARCH 31, 1998         RATE OF COMPENSATION
------------                        --------------         --------------------
The Americas Income Trust Inc.      $                      Annual rate of .50% of average
                                                           weekly net assets

Highlander Income Fund Inc.         $                      Annual rate of .60% of average
                                                           weekly net assets

American Government Income          $                      * see below
   Fund, Inc. ("AGF")

American Government Income          $                      * see below
   Portfolio, Inc. ("AAF")

American Opportunity Income         $                      ** see below
   Fund Inc. ("OIF")

Adjustable Rate Mortgage            $                      Annual rate of .35% on first $500
   Securities Fund                                         million and .30% on average daily net
                                                           assets over $500 million

Intermediate Bond Fund              $                      Annual rate of .30% on first $100
                                                           million; .25% on next $150 million; and
                                                           .20% on average daily net assets over
                                                           $250 million

Government Income Fund              $                      Annual rate of .50% on first $250
                                                           million; .45% on next $250 million; and
                                                           .40% on average daily net assets over
                                                           $500 million

------------------

* With respect to AGF and AAF, the Adviser receives monthly advisory fees in an amount equal to the sum of .025% of the average weekly net assets of each such fund during the month (approximately .30 of 1% on an annual basis) and 5.25% of the daily gross income (i.e., income other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by the fund) accrued by the fund during the month, but such monthly management fee may not exceed in the aggregate 1/12 of .60% of such fund's average weekly net assets during the month (approximately .60% on an annual basis).
** The Adviser receives a monthly management fee from OIF equal to the sum of .01667% of the average weekly net assets of the fund during the month (approximately .20 of 1% on an annual basis) and 4.5% of the daily gross income (i.e., income other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by the fund) accrued by the fund during the month, but such monthly management fee shall not exceed in the aggregate 1/12 of .725% of the fund's average weekly net assets during the month (approximately .725% on an annual basis).

            The names and principal occupations of the principal executive officer and each director of Piper Capital are set forth below. The address of all individuals is that of the Funds. The officers and directors of Piper Capital had no interest in the Holding Company Merger other than as a result of their ownership of shares of Piper Jaffray common stock.

NAME                                   PRINCIPAL OCCUPATION
----                                   --------------------

Paul A. Dow          Chief Executive Officer, Chief Investment Officer and
                     Director of Piper Capital

Robert H. Nelson     Director and Senior Vice President of Piper Capital

            The following officers of the Funds are also officers or employees of Piper Capital. No directors or nominees for director of the Funds are officers, directors or employees of Piper Capital.

NAME                  POSITION WITH FUNDS            POSITION WITH PIPER CAPITAL
----                  -------------------            ---------------------------

Paul A. Dow           President                      See table above
John G. Wenker        Senior Vice President          Senior Vice President
Robert H. Nelson      Vice President and Treasurer   See table above
Russ K. Kappenman     Vice President and Assistant   Senior Vice President
                      Secretary
Kae Lance             Vice President                 Analyst
Julene R. Melquist    Vice President                 Assistant Vice President
William T. Nimmo      Vice President                 Senior Vice President
Troy Paulson          Vice President                 Assistant Vice President

            As investment adviser to the Funds, Piper Capital receives research services from broker-dealers that execute portfolio transactions for the Funds. In selecting brokers to execute portfolio transactions for the Funds, Piper Capital seeks to obtain the best price and execution of orders. When consistent with these criteria, business may be placed with broker-dealers who furnish investment research services to Piper Capital. Such research services are used by Piper Capital in carrying out its investment management responsibilities with respect to its client accounts generally, but not necessarily in connection with the Funds.

            AFFILIATED BROKER COMMISSIONS. During each Fund's most recently ended fiscal year, the Fund paid brokerage commissions to Piper Jaffray Inc., an affiliate of Piper Capital, in connection with purchases and sales of portfolio securities, in the following amounts. ASP -- $_________; BSP -- $_________; CSP-- $_________; and SLA-- $_________.


                    SUPPLEMENTAL INFORMATION ABOUT U.S. BANK

            U.S. Bank, a wholly owned subsidiary of U.S. Bancorp, currently acts as the investment adviser to the 32 First American Funds. As of December 31, 1997, U.S. Bank, acting through its First American Asset Management group, managed more than $55 billion in assets, including approximately $20.5 billion in assets of the First American Funds.

            U.S. Bank serves as the investment adviser to the following open-end investment company series which have investment objectives similar to those of one or more of the Funds and is entitled to receive advisory fees from such series as follows:

                                                               CONTRACTUAL             ACTUAL ADVISORY
                                                              ADVISORY FEE            FEE AFTER WAIVERS
                                      NET ASSETS AS OF      (AS A PERCENTAGE         (AS A PERCENTAGE OF
NAME OF FUND                           MARCH 31, 1998     OF AVERAGE NET ASSETS)     AVERAGE NET ASSETS)*
------------                           --------------     ----------------------     --------------------
FAIF Intermediate Term Income Fund     $                                  %                        %

FAIF Fixed Income Fund                 $                                  %                        %

FASF Strategy Income Fund              $                                  %                        %


----------------
*  Advisory fees paid during the fiscal year ended September 30, 1997.

            The address of U.S. Bank is 601 Second Avenue South, Minneapolis, Minnesota 55402. The names and principal occupations of the principal executive officer and each director of U.S. Bank are set forth below. The address of all individuals is that of U.S. Bank. The officers and directors of U.S. Bank had no interest in the Holding Company Merger.

NAME                        POSITIONS AND OFFICES WITH U.S. BANK        OTHER POSITIONS AND OFFICES
----                        ------------------------------------        ---------------------------
John F. Grundhofer          Chairman, President and Chief               Chairman, President and Chief
                            Executive Officer                           Executive Officer of U.S. Bancorp

Richard A. Zona             Director and Vice Chairman--Finance         Vice Chairman--Finance of U.S.
                                                                        Bancorp

Philip G. Heasley           Director and Vice Chairman                  Vice Chairman and Group Head of the
                                                                        Retail Product Group of U.S. Bancorp

J. Robert Hoffman           Director, Executive Vice President          Executive Vice President and Chief
                            and Chief Credit Officer                    Credit Officer of U.S. Bancorp

Lee R. Mitau                Director, Executive Vice President,         Executive Vice President, Secretary and
                            General Counsel and Secretary               General Counsel of U.S. Bancorp

Susan E. Lester             Director, Executive Vice President          Executive Vice President and Chief
                            and Chief Financial Officer                 Financial Officer of U.S. Bancorp

Robert D. Sznewajs          Director and Vice Chairman                  Vice Chairman of U.S. Bancorp

Gary T. Duim                Director and Vice Chairman                  Vice Chairman of U.S. Bancorp


            No officer or director of the Funds is an officer, employee, director, general partner or shareholder of U.S. Bank or any of its affiliates (other than of Piper Capital as described above under "Supplemental Information About Piper Capital").

            As investment adviser to the Funds, U.S. Bank will receive research services from broker-dealers that execute portfolio transactions for the Funds. In selecting brokers to execute portfolio transactions for the Funds, U.S. Bank will seek to obtain the best price and execution of orders. When consistent with these criteria, business may be placed with broker-dealers who furnish investment research services to U.S. Bank. Such research services will be used by U.S. Bank in carrying out its investment management responsibilities with respect to its client accounts generally, but not necessarily in connection with the Funds.

                             EXECUTIVE FUND OFFICERS

            Information about each executive officer's position and term of office with the Funds and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years.

NAME                AGE    POSITION/TERM OF OFFICE/BUSINESS EXPERIENCE
----                ---    -------------------------------------------

William H. Ellis    56     Chairman of the Boards of Directors. Retired in
                           September 1997; prior thereto, President of Piper
                           Jaffray Companies Inc., President Director and
                           Chairman of the Board of Piper Capital and Director of Piper Jaffray Inc.

Paul A. Dow         47     President since 1996.  Senior Vice President and
                           Chief Investment Officer of the Adviser.

Robert H. Nelson    34     Vice President since 1996 and Treasurer since 1995.
                           Senior Vice President of the Adviser since 1993.
                           Previously, Vice President of the Adviser from 1991 to 1993.

John G. Wenker      46     Senior Vice President since 1996. Senior Vice
                           President of the Adviser.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Based on Fund records and other information, the Funds believe that all SEC filing requirements applicable to their Directors and officers, Piper Capital and companies affiliated with Piper Capital, pursuant to Section 16(a) of the Securities Exchange Act of 1934, with respect to each Fund's fiscal year end were satisfied, except_______________.


                              SHAREHOLDER PROPOSALS

            Any proposal by a shareholder to be considered for presentation at the next Annual Meeting must be received at the Funds' offices, Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402, no later than _______, 1999.


                                            Kathleen L. Prudhomme
Dated:  _________, 1998                     Secretary

                                                                       Exhibit A

                           FORM OF INTERIM INVESTMENT
                        ADVISORY AND MANAGEMENT AGREEMENT


            This AGREEMENT, made this _________ day of ______________ 1998, by and between [FUND], a Minnesota corporation (the "Fund") and [Piper Capital Management Incorporated - for Interim Agreement] [U.S. Bank National Association
- for New Agreement] (the "Adviser").

            1. Investment Advisory and Management Services. The Fund hereby engages the Adviser, and the Adviser hereby agrees to act as investment adviser for, and to manage the affairs, business and the investment of the assets of the Fund.

            The investment of the assets of the Fund shall at all times be subject to the applicable provisions of the Articles of Incorporation, Bylaws, Registration Statement on Form N-2 and any representations contained in the Prospectus of the Fund and shall conform to the policies and purposes of the Fund as set forth in such Registration Statement and Prospectus and (i) as interpreted from time to time by the Board of Directors of the Fund and (ii) as may be amended from time to time by the Board of Directors and/or the shareholders of the Fund as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Within the framework of the investment policies of the Fund, the Adviser shall have the sole and exclusive responsibility for the management of the Fund's assets and the making and execution of all investment decisions for the Fund. The Adviser shall report to the Board of Directors of the Fund regularly at such times and in such detail as the Board may from time to time determine to be appropriate, in order to permit the Board to determine the adherence of the Adviser to the investment policies of the Fund.

            The Adviser shall, at its own expense, furnish the Fund suitable office space, and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser shall arrange, if requested by the Fund, for officers, employees or other Affiliated Persons (as defined in Section 2(a)(3) of the 1940 Act and the rules, regulations and releases relating thereto) of the Adviser to serve without compensation from the Fund as directors, officers or employees of the Fund if duly elected to such positions by the shareholders or directors of the Fund.

            The Adviser hereby acknowledges that all records necessary in the operation of the Fund, including records pertaining to its shareholders and investments, are the property of the Fund, and in the event that a transfer of management or investment advisory services to someone other than the Adviser should ever occur, the Adviser will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to the Fund.

            2. Compensation for Services. In payment for all services, facilities, equipment and personnel, and for other costs of the Adviser hereunder, the Fund shall pay to the Adviser a monthly investment advisory fee. Such monthly fee shall be 1/12 of the per annum rate of .50 of 1% of average weekly net assets for SLA. Such monthly fee for ASP, BSP and CSP shall be equal to the sum of .01667% of the average weekly net assets of the Fund during the month (approximately .20 of 1% on an annual basis) and 4.5% of the daily gross income (i.e., income other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month, but such monthly management fee shall not exceed in the aggregate 1/12 of .725% of the Fund's average weekly net assets during the month (approximately .725% on an annual basis).

            For purposes of the calculation of such fee, average weekly net assets shall be determined on the basis of the Fund's average net assets for each weekly period ending during the month. The net assets for each weekly period are determined by averaging the net assets on the last day of such weekly period with the net assets on the last day of the immediately preceding weekly period. When the last day of a weekly period is not a business day for the Fund, then the calculation will be based on the Fund's net assets on the immediately preceding Fund business day. Such fee shall be payable on the fifth day of each calendar month for services performed hereunder during the preceding month. If this Agreement becomes effective after the beginning of a month or terminates prior to the end of a month, such fee shall be prorated according to the proportion which such portion of the month bears to the full month.

            Pursuant to the terms of an order of exemption granted by the Securities and Exchange Commission in PIPER FUNDS INC., ET AL., Investment Company Act Rel. No. 23120 (April 21, 1998), all fees payable under this Agreement shall be payable to an independent escrow agent to be maintained in an interest-bearing escrow account until this Agreement is approved by shareholders of the Fund in accordance with the provisions of Section 5 of this Agreement. If shareholders of the Fund fail to approve this Agreement, the escrow agent will pay to the Fund the applicable escrowed amounts (including interest earned). The escrow agent will release the escrowed funds only upon receipt of a certificate from officers of the Fund stating whether the escrowed funds are to be delivered to the Adviser or the Fund. [This paragraph is to be included only in the Interim Agreement.]

            3. Allocation of Expenses. In addition to the fees described in
Section 2 hereof, the Fund shall pay all its expenses which are not assumed by the Adviser in its capacity as the Fund's investment adviser or in its capacity as the Fund's administrator. These Fund expenses include, by way of example, but not by way of limitation, (i) brokerage and commission expenses; (ii) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (iii) interest charges on borrowings; (iv) the Fund's organizational and offering expenses, whether or not advanced by the Adviser;
(v) the cost of other personnel providing services to the Fund; (vi) fees and expenses of registering the Fund's shares under the appropriate Federal securities laws and qualifying the Fund's shares under applicable state securities laws; (vii) fees and expenses of listing and maintaining the listing of the Fund's shares on the principal securities exchanges where listed, or, if the Fund's shares are not so listed, fees and expenses of listing and maintaining the quotation of the Fund's shares on the principal over-the-counter market where traded; (viii) expenses of printing and distributing reports to shareholders; (ix) costs of shareholders' meetings and proxy solicitation; (x) charges and expenses of the Fund's Administrator, custodian and registrar, transfer agent and dividend disbursing agent; (xi) compensation of the Fund's officers, directors and employees that are not Affiliated Persons or Interested Persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Adviser; (xii) legal and auditing expenses; (xiii) cost of certificates representing common shares of the Fund; (xiv) costs of stationery and supplies; (xv) insurance expenses; and (xvi) association membership dues.

            4. Freedom to Deal with Third Parties. The Adviser shall be free to render services to others similar to those rendered under this Agreement or of a different nature except as such services may conflict with the services to be rendered or the duties to be assumed hereunder.

            5. Effective Date, Duration and Termination of Agreement. The effective date of this Agreement shall be the date first set forth above. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding shares of the Fund shall mean the vote of the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

            Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect for a period of two years from the date of its execution, and thereafter shall continue in effect only so long as such continuance is specifically approved at least annually (a) by the Board of Directors of the Fund or by a vote of the holders of a majority of the Fund's outstanding shares, and (b) by the vote of a majority of the directors who are not parties to this Agreement or Interested Persons of the Adviser or of the Fund cast in person at a meeting called for the purpose of voting on such approval.

            This Agreement may be terminated at any time without the payment of any penalty by the vote of the Board of Directors of the Fund or by the vote of the holders of a majority of the outstanding shares of the Fund, or by the Adviser, upon sixty (60) days written notice to the other party. Any such termination may be made effective with respect to both the investment advisory and management services provided for in this Agreement or with respect to either of such kinds of services. This Agreement shall automatically terminate in the event of its assignment as defined in the 1940 Act and the rules thereunder.

            6. Amendments to Agreement. No material amendment to this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding shares of the Fund.

            7. Notices. Any notice under this Agreement shall be in writing, addressed, delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

            IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                         [FUND]



                                         By
                                            -------------------------------
                                            Its
                                                ---------------------------


                                         [PIPER CAPITAL MANAGEMENT
                                         INCORPORATED - INTERIM AGREEMENT]
                                         [U.S. BANK NATIONAL ASSOCIATION -
                                         NEW AGREEMENT]



                                         By
                                            -------------------------------
                                            Its
                                                ---------------------------

NOTICE OF ANNUAL MEETING OF
SHAREHOLDERS




TIME:
MONDAY, AUGUST 10, 1998
AT 11:00 A.M.

PLACE:
Piper Jaffray Tower, Eleventh Floor
222 South Ninth Street
Minneapolis, Minnesota

IMPORTANT:
Please date and sign your
proxy card and return it promptly
using the enclosed reply envelope.

                                 [NAME OF FUND]
                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

      The undersigned appoints Paul A. Dow, Robert H. Nelson and Kathleen L. Prudhomme, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of [INSERT NAME OF FUND] (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 10, 1998, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1. To vote: FOR _____ AGAINST _____ ABSTAIN _____ approval of an interim investment advisory agreement between the Fund and Piper Capital Management Incorporated ("Piper Capital") and the receipt of investment advisory fees by Piper Capital under such agreement.

2. To vote: FOR _____ AGAINST _____ ABSTAIN _____ approval of a new investment advisory agreement between the Fund and U.S. Bank National Association.

3. To vote:
      ____FOR all nominees listed below (except as marked to the contrary below)
      ____WITHHOLD AUTHORITY to vote for all nominees listed below

      NOMINEES: David T. Bennett, Robert J. Dayton, Roger A. Gibson, Andrew M. Hunter III, Leonard W. Kedrowski, Robert L. Spies, Joseph D. Strauss amd Virginia L. Stringer. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

--------------------------------------------------------------------------------

4. To vote: FOR _____ AGAINST _____ ABSTAIN _____ ratification of the selection of KPMG Peat Marwick LLP as independent public accountants for the Fund.

      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

      THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE- NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                        Dated:____________________________, 1998

                                        ________________________________________

                                        ________________________________________
                                        IMPORTANT: Please date and sign this
                                        Proxy. If the stock is held jointly,
                                        signature should include both names.
                                        Executors, administrators, trustees,
                                        guardians, and others signing in a
                                        representative capacity should give
                                        their full title as such.